THIRD AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT
                            OF LIMITED PARTNERSHIP OF
                 MCPHERSON HOUSING ASSOCIATES LIMITED PARTERSHIP


         This Third Amendment to the Amended and Restated Agreement of Limited Partnership of McPherson Housing Associates Limited Partnership, a Kansas limited partnership (the "Third Amendment") is being entered into as of the date written below by and between ERC Partners of Kansas, LLC as the general partner (the "General Partner"), WNC Housing Tax Credit Fund VI, LP Series 9, a California limited partnership as the limited partner (the "Limited Partner"), WNC Housing, L.P., a California limited partnership as the special limited partner (the "Special Limited Partner") and WNC Holding, LLC, a California limited liability company as the withdrawing limited partner ("WNC Holding"). The General Partner, Limited Partner, Special Limited Partner and WNC Holding may collectively be referred to as the Partners or may individually be referred to as a Partner.

                                    RECITALS

         WHEREAS, McPherson Housing Associates Limited Partnership, a Kansas limited partnership (the "Partnership") recorded a certificate of limited partnership with the Kansas Secretary of State on February 9, 2000. A partnership agreement dated February 10, 2000 was entered into by and between the General Partner and the Original Limited Partner (the "Original Partnership Agreement").

         WHEREAS, on September 1, 2001, the Original Partnership Agreement was amended and restated to provide, in part, for the withdrawal of the original limited partner, and for the admission of WNC Holding as the limited partner and the Special Limited Partner (the "Amended and Restated Partnership Agreement").

         WHEREAS, on October 9, 2001 the Partnership was amended, in part, for the correction of the General Partner name and for the withdrawal of WNC Holding, LLC as the Limited Partner and for the admittance of WNC Institutional Tax Credit Fund XIV, LP as the limited partner ("First Amendment").

         WHEREAS, on December 6, 2002 a Second Amendment was entered into, in part, for the withdrawal of WNC Holding as the limited partner and for the admittance of the Limited Partner ("Second Amendment"). Any capitalized terms not defined in this Third Amendment shall have the meaning ascribed in the Amended and Restated Partnership Agreement.

         WHEREAS, WNC Holding hereby agrees to withdraw as a limited partner in the Partnership and to have no further rights, title or interest in the Partnership and the Partnership agrees to permit the withdrawal of WNC Holding.



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         WHEREAS, the General Partner and the Special Limited Partner agree to admit the Limited Partner as a limited partner in the Partnership in exchange for its agreement to contribute capital to the Partnership and the Limited Partner agrees to accept all the rights, title, interest and obligations of the Limited Partner specified in the Amended and Restated Partnership Agreement and to be bound by the terms and conditions specified in the Amended and Restated Partnership Agreement.

         NOW THEREFORE, in consideration of the foregoing Recitals, which are a part of this Amendment, and the mutual promises, covenants and undertakings herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Partners do hereby agree to amend, in part, the Amended and Restated Partnership Agreement as follows:

         Section 1.49 of the Amended and Restated Partnership Agreement is amended in its entirety to provide:

         Section 1.49 "Limited Partner" shall mean WNC Housing Tax Credit Fund VI, LP Series 9, a California limited partnership, and such other Persons as are admitted to the Partnership as additional or Substitute Limited Partners pursuant to this Agreement.

All references to WNC Holding, LLC in the Related Agreements are amended to refer to WNC Housing Tax Credit Fund VI, LP Series 9 a California limited partnership.


         The Partnership shall be continued pursuant to the Act and on the same terms and conditions as set forth in the Amended and Restated Partnership Agreement amended only as specifically set forth herein.





                      (signatures begin on following page)








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         IN WITNESS WHEREOF, this Third Amendment to the Amended and Restated
Agreement of Limited Partnership of McPherson Housing Associates Limited Partnership, a Kansas limited partnership, is made and entered into as of December 6, 2002.

                                     GENERAL PARTNER

                                     ERC Partners of Kansas, LLC


                                     By:  /s/ ROD COLEMAN
                                          Rod Coleman,
                                          Manager

                                     LIMITED PARTNER

                                     WNC Housing Tax Credit Fund VI, LP Series 9

                                          By:  WNC & Associates, Inc.
                                               General Partner

                                               By:  /s/ DAVID N. SHAFER
                                                    David N. Shafer
                                                    Executive Vice President

                                     WITHDRAWING LIMITED PARTNER

                                     WNC Holding, LLC

                                     By:  WNC & Associates, Inc.
                                          Managing Member

                                          By:  /s/ DAVID N. SHAFER
                                               David N. Shafer
                                               Executive Vice President


                     (signatures continue on following page)






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                                     SPECIAL LIMITED PARTNER

                                     WNC Housing, LP

                                     By:  WNC & Associates, Inc.
                                          General Partner

                                          By:  /s/ DAVID N. SHAFER
                                               David N. Shafer
                                               Executive Vice President

























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